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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 MARCH 29, 1999
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                                 PNC BANK CORP.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NUMBER 1-9718


             PENNSYLVANIA                             25-1435979
    (State or other jurisdiction of                (I.R.S. Employer
     Incorporation or organization)               Identification No.)

                                  ONE PNC PLAZA
                                249 FIFTH AVENUE
                       PITTSBURGH, PENNSYLVANIA 15222-2707
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (412) 762-1553
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)


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ITEM 5.    OTHER EVENTS

           Developments Regarding Credit Card Business

           On March 29, 1999, PNC Bank Corp. completed the previously announced sale of its credit card business, including PNC National Bank, Wilmington, Delaware, to MBNA Corporation.





                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                PNC BANK CORP.
                                                (Registrant)


           Date: April 2, 1999             By:  /s/ Robert L. Haunschild
                                                ----------------------------
                                                Robert L. Haunschild
                                                Senior Vice President and
                                                  Chief Financial Officer